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                                                                    EXHIBIT 23.4


The Board of Directors
Three Rivers Bancorp, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in this joint proxy statement/prospectus.


                                                  /s/ KPMG LLP

Pittsburgh, Pennsylvania
March 20, 2001